Execution Version

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN

September 17, 2008

Education Empowerment SPV, LLC
590 Madison Avenue, 13th Floor
New York, New York 10022

Re: Second Amendatory Supplement to Fee Letter

Ladies and Gentlemen:

Reference is made to the Receivables Loan and Security Agreement dated as of April 11, 2007 among Education Empowerment SPV, LLC, as Borrower (the "Borrower"), Autobahn Funding Company LLC, as Lender (the "Lender"), DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main ("DZ Bank"), as agent (the "Agent") and the other parties named therein, as amended and restated by the Amended and Restated Receivables Loan and Security Agreement dated as of November 9, 2007 and the Second Amended and Restated Receivables Loan and Security Agreement dated as of May 14, 2008 (the "Existing RLSA"), as amended and restated by the Third Amended and Restated Receivables Loan and Security Agreement dated as of September 17, 2008, among those same parties (as so amended and restated, and as the same may be further amended, restated and/or otherwise modified from time to time, the "ARRLSA"). Terms defined in the ARRLSA are used in this fee letter as therein defined.

In connection with the execution of the Existing RLSA, the Borrower, the Lender and the Agent entered into a letter agreement dated as of April 11, 2007, as supplemented by the First Supplement to Fee Letter dated as of November 9, 2007, with respect to certain fees, margins and other amounts payable by the Borrower in connection with the Existing RLSA (the "Prior Fee Letter"). Such Prior Fee Letter constituted the "Fee Letter" as defined in Section 2.12(a) of the Existing RLSA. The ARRLSA contemplates the Borrower and the Agent entering into this letter agreement to supplement and amend the Prior Fee Letter, with the Prior Fee Letter as so supplemented and amended by this letter agreement, to constitute the "Fee Letter" as defined in Section 2.12(a) of the ARRLSA.

Accordingly, the parties hereto agree that the Prior Fee Letter is hereby supplemented so that, in addition to the fees and amounts payable under the Prior Fee Letter (which shall continue to be payable in accordance with its terms):

1. For all purposes under the ARRLSA, (a) "CP Margin" shall mean, when used with respect to the PrePrime Percentage of Loans, 3.75% per annum, and when used with respect to the Prime Percentage of Loans, 3.00% per annum, and (b) "Adjusted Eurodollar Rate Margin" shall mean, when used with respect to the PrePrime Percentage of Loans, 3.75% per annum, and when used with respect to the Prime Percentage of Loans, 3.00% per annum. This provision, as of and for all periods following the Amendment No. 3 Closing Date in respect of

the ARRLSA, replaces the corresponding provision in the Prior Fee Letter defining "CP Margin" and "Adjusted Eurodollar Rate Margin" for purposes of the Existing RLSA.

2. Unless otherwise required by applicable law, each party hereto agrees to maintain the confidentiality of this supplemental fee letter in communications with third parties and otherwise; provided, that, this supplemental fee letter may be disclosed by each party to its respective legal counsel and auditors, any rating agency and any provider of liquidity support or credit enhancement, if they agree to hold it confidential. It is understood that EEF is a signatory to this letter agreement solely for the purpose of the agreements set forth in this paragraph 2. The terms and provisions of this supplemental fee letter shall be binding upon, and shall inure to the benefit of, the successors and assigns of the parties hereof. THIS SUPPLEMENTAL FEE LETTER SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

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This supplemental fee letter may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this supplemental fee letter by facsimile shall be effective as delivery of a manually executed counterpart of this supplemental fee letter.

Very truly yours,

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, as Agent

By: ______________________
Name: **Daniel Marino**
Title: **First Vice President**

By: ______________________
Name: **Cecil Smart Jr.**
Title: **Assistant Vice President**

AUTOBAHN FUNDING COMPANY LLC, as a Lender

By: DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, as its attorney-in-fact

By: ______________________
Name: **Daniel Marino**
Title: **First Vice President**

By: ______________________
Name: **Cecil Smart Jr.**
Title: **Assistant Vice President**

Agreed and accepted as of
the date first above written:

EDUCATION EMPOWERMENT SPV,
LLC

By: ______________________
Name:
Title:

EDUCATION EMPOWERMENT FUND I,
LLC

By: ______________________
Name:
Title: